SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 14, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)



     DELAWARE                          1-4717                    44-0663509
----------------------------     ------------------       ----------------------
(State or other jurisdiction      (Commission file          (IRS Employer
   of incorporation)                number)               Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            EXHIBIT NO.  DOCUMENT
            (99)         Additional Exhibits

            99.1 Press Release issued by Kansas City Southern dated July 14, 2003 entitled, "Kansas City Southern Reschedules Second Quarter Earnings Release Date, Conference Call," is attached hereto as Exhibit 99.1



ITEM 9.     REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated July 14, 2003, announcing the rescheduled date, time and other relevant information regarding the Company's second quarter meeting and conference call of its financial results for the three and six months ended June 30, 2003.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: July 14, 2003                         By:   /S/ LOUIS G. VAN HORN
                                               -------------------------------
                                                  Louis G. Van Horn
                                                  Vice President and Comptroller
                                                  (Principal Accounting Officer)

EXHIBIT 99.1



     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     Cathedral Square - 427 West 12TH Street - P.O. Box 219335
     Kansas City, Missouri 64121-9335                           NYSE SYMBOL: KSU


       Date:          July 14, 2003

       Media Contact: William H. Galligan           Phone: 816/983-1551
                      william.h.galligan@kcsr.com


        KANSAS CITY SOUTHERN RESCHEDULES SECOND QUARTER EARNINGS RELEASE
                              DATE, CONFERENCE CALL

Kansas City Southern (KCS) (NYSE: KSU) has rescheduled the release of its Second Quarter 2003 earnings to before the opening of trading on the New York Stock Exchange on Wednesday, July 30, 2003. KCS has made the adjustment to accommodate the Surface Transportation Board's (STB) scheduling of a public hearing related to KCS's petition to acquire majority control of the Texas Mexican Railway (Tex-Mex).

In addition, KCS has rescheduled its Second Quarter earnings presentation to Wednesday, July 30, at 1:00 p.m. EDT. The presentation will take place at the JPMorgan building, 270 Park Avenue, 50th Floor, New York, NY. A buffet lunch will be available at 12:30 p.m. EDT. Shareholders and interested parties not able to attend are invited to listen to the presentation via telephone. To listen, please call 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096
(International). A replay of the presentation will be available two hours after the conference and can be accessed until August 6 by dialing 1-800-642-1687 (U.S. and Canada) or 1-706-645-9291 (International), and providing the conference ID: 1599169. The accompanying visuals to the presentation will be available on the KCS website, www.kcsi.com on July 30 prior to the conference.

KCS is comprised of, among others, The Kansas City Southern Railway Company
(KCSR) and equity investments in Grupo TFM, Southern Capital Corporation (Southern Capital) and the Panama Canal Railway Company (PCRC).